Exhibit 32.2
Section 1350 Certification of Principal Financial Officer
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2003
In connection with amendment no. 1 to the Annual Report of INX Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Brian Fontana, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2003, that:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ BRIAN FONTANA
Brian Fontana, Vice President
and Chief Financial Officer

March 18, 2008